Exhibit 26 (r)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Art Woods and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Benefactor	333-199066
WRL Series Life Account G	811-21929	WRL Evolution	333-199065
Separate Account VL E	811-04733	Pacers Choice Variable Life	333-146343
WRL Series Life Corporate Account	811-08833	Advantage IV	333-57681

IN WITNESS WHEREOF, I have hereunto set my hand this 9th of September, 2020.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fred J. Gingerich, Controller, Senior Vice President and Assistant Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Art Woods and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Benefactor	333-199066
WRL Series Life Account G	811-21929	WRL Evolution	333-199065
Separate Account VL E	811-04733	Pacers Choice Variable Life	333-146343
WRL Series Life Corporate Account	811-08833	Advantage IV	333-57681

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2020.

/s/ Fred J. Gingerich
Fred J. Gingerich
Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Art Woods and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Benefactor	333-199066
WRL Series Life Account G	811-21929	WRL Evolution	333-199065
Separate Account VL E	811-04733	Pacers Choice Variable Life	333-146343
WRL Series Life Corporate Account	811-08833	Advantage IV	333-57681

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2020.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Art Woods and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Benefactor	333-199066
WRL Series Life Account G	811-21929	WRL Evolution	333-199065
Separate Account VL E	811-04733	Pacers Choice Variable Life	333-146343
WRL Series Life Corporate Account	811-08833	Advantage IV	333-57681

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2020.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Art Woods and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Benefactor	333-199066
WRL Series Life Account G	811-21929	WRL Evolution	333-199065
Separate Account VL E	811-04733	Pacers Choice Variable Life	333-146343
WRL Series Life Corporate Account	811-08833	Advantage IV	333-57681

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2020.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer